EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Prospectus dated March 1, 2014

The following replaces “Reflow Liquidity Program” under “Investment Objectives & Principal Policies and Risks”:

ReFlow Liquidity Program. Tax-Managed Value Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase Class I shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption-in-kind policies described under “Redeeming Shares” below. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the two round-trips within 90 days limitation described in “Restrictions on Excessive Trading and Market Timing” below. The investment adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders. To the extent the Fund’s net assets do not decline, the investment adviser may also benefit.

November 3, 2014	16760 11.3.14

EATON VANCE TAX-MANAGED GROWTH FUND 1.1

EATON VANCE TAX-MANAGED GROWTH FUND 1.2

Supplement to Prospectus dated May 1, 2014

The following replaces “Reflow Liquidity Program” under “Investment Objectives & Principal Policies and Risks”:

ReFlow Liquidity Program. Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase Class I shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption-in-kind policies described under “Redeeming Shares” below. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the two round-trips within 90 days limitation described in “Restrictions on Excessive Trading and Market Timing” below. The investment adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders. To the extent the Fund’s net assets do not decline, the investment adviser may also benefit.

November 3, 2014	16759 11.3.14